Dreyfus Short Term
Income Fund

ANNUAL REPORT
July 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus Short Term
                                                                    Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the one-year period from August 1, 1998 through July 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past 12 months produced positive total returns for fund shareholders in a highly volatile investment environment. During the final five months of 1998, most sectors of the fixed-income marketplace recovered from the sharp declines they had experienced during the global financial crises that occurred just before the reporting period began.

However, stronger-than-expected economic conditions during the first seven months of 1999 produced negative returns for most fixed-income securities. U.S. Treasury securities were particularly hard hit by higher interest rates. Prices of corporate bonds and mortgage-backed securities fell less sharply, however, as investors shifted assets back into higher-yielding market sectors they had avoided last summer and fall. The bond markets' declines so far in 1999 were primarily a response to fears that inflationary pressures may re-emerge in a fast-growing economy. To help forestall inflationary pressures, the Federal Reserve raised short-term interest rates by one-quarter of a percentage point on June 30, effectively reversing a portion of last fall's rate cuts.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Short    Term    Income   Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
August 13, 1999

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term Income Fund perform relative to its benchmark?

For the one-year period ended July 31, 1999, Dreyfus Short Term Income Fund produced a total return of 2.52%.(1) In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index, provided a total return of 4.62% for the same time period.(2)

We attribute the fund's performance to extraordinary market conditions, which effectively traversed a full interest-rate cycle over the past 12 months. The first phase of that cycle -- which included a brief but dramatic period of illiquidity last fall in the wake of economic turmoil in Asia and Russia -- saw the lowest U.S. interest rates in about 30 years. The second half of the cycle -- which took place in 1999 -- saw interest rates rise as domestic and overseas economies gained strength and the "flight to quality" demand for U.S. Treasuries subsided.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. government, agency, corporate and mortgage-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including issuers of emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's AVERAGE EFFECTIVE DURATION -- a measure of sensitivity to changes ininterest rates -- to avoid the negative price movements of fixed
  income securities.    If    interest    rates    appear    to    be
                                                                  The Fund
  declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or SPREADS -- between U.S. Treasury securities of varying maturities, which also is known as the yield curve.

* Asset  allocation:  The  mix  of  security  types  within the fund, including
  relative    exposure   to   government   securities,   corporate   securities,
  mortgage-backed securities, and foreign and high yield bonds.

* Individual   security   selection:   Credit  characteristics  of  individual
  securities, including the financial health of the issuer and callability of the security.

What other factors influenced the fund's performance?

When the annual reporting period began, the U.S. bond market was in the midst of turmoil. The spread of the global credit and currency crisis from Russia to Asia and the concurrent failure of a large U.S. hedge fund caused domestic and overseas investors to shift assets away from all of the higher-yielding sectors of the bond market. Sellers of these bonds found few willing buyers, causing their prices to decline sharply. Credit-sensitive securities -- including corporate, mortgage-backed and asset-backed securities -- were hard-hit, causing their yields to rise dramatically relative to U.S. Treasury securities. Fortunately, the Federal Reserve Board and many other nations' central banks responded by reducing key short-term interest rates in an effort to restore liquidity to the financial markets.

The central bankers' strategy evidently worked, because it became apparent early in 1999 that the credit and currency crisis was dissipating. Faced with a robust U.S. economy and the prospect of recovery overseas, investors once again became comfortable with higher-yielding assets. As a result, interest rates rose, prices of U.S. Treasury securities declined and the yield differences narrowed between U.S. Treasuries and higher-yielding bonds. On June 30, the Federal
Reserve   reversed  course  by  raising  short-term  interest  rates  modestly, effectively offsetting a portion of last fall's rate cuts.

What is the fund's current strategy?

As of July 31, 1999, the fund was positioned to take advantage of prevailing economic conditions. Accordingly, the fund's average effective duration as of July 31, 1999 was 2.11 years, which is toward the short end of its range. This
enabled    us   to   keep   cash   available   to   capture   higher   yields.

Within the fund's portfolio, we reduced our holdings of U.S. Treasury securities in favor of high yield corporate bonds and mortgage-backed securities, which comprised 13% and 39% of the fund, respectively, as of July 31, 1999. Our emphasis on these higher-yielding sectors was designed to take advantage of their ongoing recovery from last year's liquidity crisis. We also found attractive income opportunities in asset-backed securities that are secured by credit-card and utility receivables.

In the foreign sector, we increased our participation in high-quality, U.S. dollar-denominated bonds. We had eliminated our holdings of foreign country bonds during the global financial crisis, and have since gradually increased our holdings to about 10% of the portfolio. We found attractive values in this sector in Korea and Japan, where economic and market conditions appear to be improving. On the other hand, we de-emphasized our exposure to emerging markets because of continued economic uncertainty, especially in Latin America.

August 13, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1 - 5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS.


                                                             The Fund

FUND PERFORMANCE

$15,101
Dreyfus Short Term Income Fund

$14,803
Merrill Lynch Corporate and Government (1-5 Years) Index((+)

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund and the Merrill Lynch Corporate and Government (1-5 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns



Inception                                                                                                             From
Date                                               1 Year                5 Years              10 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

8/18/92                                              2.52%                  6.55%                --                    6.11%

((+))  SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT TERM INCOME FUND ON 8/18/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

STATEMENT OF INVESTMENTS

July 31, 1999


                                                                                              Principal
BONDS AND NOTES--106.5%                                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.0%
Aircraft Lease Portfolio Securitisation 96-1,
  Pass-Through Trust, Ctfs.,
   Cl. D, 12.75%, 2006                                                                        3,951,054               3,911,543

America West Airlines Pass-Through Trusts, Ctfs.:
   Ser. 1996-1, Cl. D, 8.16%, 2002                                                            1,631,094               1,629,928
   Ser. 1997-1, Cl. D, 8.12%, 2001                                                            1,462,781               1,461,677

                                                                                                                      7,003,148

ASSET-BACKED CTFS.--13.1%
Boston Edison,
   Ser. 1999-1, Cl. A3, 6.62%, 2007                                                           9,800,000               9,714,250

Bosque Asset,
   7.66%, 2002                                                                                1,395,052  (a)          1,394,834

Copelco Capital Funding,
  Ser. 1999-A, Cl. A5, 5.95%, 2004                                                            4,800,000  (a)          4,647,000

GE Capital Mortgage Services,
   REMIC, Ser. 1997-HE3, Cl. A6, 6.72%, 2027                                                  5,000,000               4,947,075

Green Tree Financial,
   Ser. 1999-3, Cl. A5, 6.16%, 2031                                                           4,000,000               3,915,625

Nomura Depositor Trust:
   Ser. 1998-STI, Cl. A5, 6.43%, 2003                                                        11,500,000  (a,b)       10,648,281
   Ser. 1998-STI, Cl. B2, 9.43%, 2003                                                         6,750,000  (a,b)        5,946,328

Peco Energy Transition Trust,
  Transition Bonds,
   Ser. 1999-A, Cl. A2, 5.63%, 2005                                                           6,000,000               5,864,790

                                                                                                                     47,078,183

ASSET-BACKED/AUTOMOBILE RECEIVABLES--9.0%
Honda Auto Lease Trust,
   Ser. 1999-A, Cl. A5, 6.65%, 2005                                                          17,000,000               16,984,063

Premier Auto Trust,
   Ser. 1999-3, Cl. A4, 6.43%, 2004                                                           6,500,000                6,479,655

WFS Financial Owner Trust,
   Ser. 1999-B, Cl. A3, 6.32%, 2003                                                           9,000,000                8,910,000

                                                                                                                      32,373,718

AUTO PARTS--.6%
Collins & Aikman Products,
   Sr. Sub. Notes, 11.5%, 2006                                                                2,000,000                2,050,000

BROADCASTING--1.4%

Scandinavian Broadcasting System:
   Conv. Deb., 7%, 2004                                                                       3,000,000                3,622,500
   Conv. Deb., 7%, 2004                                                                       1,200,000  (a)           1,449,000

                                                                                                                       5,071,500

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--.8%
ICI Wilmington
  (Gtd. by Imperial Chemical Industries),
   Notes, 7.05%, 2007                                                                         3,000,000                2,916,387

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--22.4%
BKB Commercial Mortgage Trust:
   Ser. 1997-C1, Cl. C, 7.45%, 2000                                                             759,351  (a)             755,555
   Ser. 1997-C1, Cl. E, 8.654%, 2001                                                          4,000,000  (a,b)         3,865,804

BTC Mortgage Investors Trust,
   Ser. 1997-S1, Cl. C, 6.645%, 2009                                                          6,280,420  (a)           6,268,644

Chase Commercial Mortgage Securities,
   Ser. 1998-SN1A, Cl. D, 6.009%, 2001                                                        4,250,000  (a,b)         4,196,875

DLJ Mortgage Acceptance:
   Ser. 1994-MF11, Cl. B1, 8.1%, 2004                                                         7,000,000                7,106,260
   Ser. 1997-CF2, Cl. B3, 6.99%, 2009                                                         3,100,000  (a)           2,702,328
   Ser. 1998-STIA, Cl. B3, 7.25%, 2000                                                        5,250,000  (a,b)         5,200,781

GS Mortgage Securities II:
   Ser. 1998-FL1, Cl. D, 5.983%, 2000                                                        18,912,000  (a,b)        18,817,440
   Ser. 1999-FL2A, Cl. G, 7.09%, 2013                                                         3,000,000  (a,b)         2,789,520

Mall Asset Realty Trust,
   Ser. 1999-1A, Cl. F, 5.703%, 2001                                                          9,500,000  (a,b)         9,004,195

Merrill Lynch Mortgage Investors,
   Ser. 1997-SD1, Cl. E, 6.25%, 2010                                                          4,500,000  (a,b)         4,093,594

Morgan Stanley Capital I,
   Ser. 1999-1251, Cl. A1, 6.16%, 2009                                                       11,290,820  (a)          10,867,414

Resolution Trust,
   Ser. 1994-C2, Cl. D, 8%, 2025                                                              4,547,757                4,583,616

                                                                                                                      80,252,026

CONSUMER--.4%
Signature Brands USA,
   Notes, 13%, 2002 (Units)                                                                   1,250,000  (c)           1,356,250

ENERGY--5.2%
Conoco,
   Sr. Notes, 5.9%, 2004                                                                      3,750,000                3,623,085

Dual Drilling,
   Sr. Sub. Notes, 9.875%, 2004                                                              14,750,000               15,128,515

                                                                                                                      18,751,600

ENTERTAINMENT--1.4%
Time Warner,
   Notes, 7.95%, 2000                                                                         5,000,000                5,045,115

FINANCE--5.5%
Capital One Bank:
   Sr. Notes, 6.15%, 2001                                                                     5,000,000                4,944,330




                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONTINUED)

Capital One Bank (continued):
   Sr. Notes, 7.15%, 2006                                                                     7,100,000                 7,133,839
   Sr. Notes, 7.35%, 2000                                                                     7,500,000                 7,559,212

                                                                                                                       19,637,381

FINANCIAL--1.8%
Countrywide Home Loan, Ser. F,
   Medium-Term Notes, 6.38%, 2002                                                             6,585,000                6,467,168

FOOD & BEVERAGES--.5%
Envirodyne Industries,
   Sr. Notes, 10.25%, 2001                                                                    2,000,000                1,625,000

FOREIGN/GOVERNMENTAL--.7%
Federative Republic of Brazil,
   Floating Rate Notes, 5.875%, 2024                                                          3,000,000  (b)           1,811,250

Republic of Argentina,
   Bonds, 11.25%, 2004                                                                          827,500                  742,681

                                                                                                                       2,553,931

MINING AND METALS--.5%
Inco,
   Conv. Deb., 5.75%, 2004                                                                    2,000,000                1,860,000

OIL SERVICES--2.3%
Petroleum Geo-Services,
   Sr. Notes, 6.25%, 2003                                                                     8,750,000                8,417,001

PHARMACEUTICAL--2.1%
CVS,
   Notes, 5.5%, 2004                                                                          8,000,000  (a)           7,655,864

REAL ESTATE--3.1%
Crescent Real Estate Equities,
   Notes, 7%, 2002                                                                           12,000,000               11,169,084

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.6%
GE Capital Mortgage Services,
   Ser. 1996-12, Cl. M, 7.25%, 2011                                                           1,353,368                1,351,254

Residential Asset Securities,
   Ser. 1997-KS4, Cl. AI5, 6.98%, 2027                                                        8,257,000                7,883,742

                                                                                                                       9,234,996

RETAIL--1.0%
K Mart,
   Medium-Term Notes, 7.96%, 1999                                                               500,000                  501,097

Saks,
   Notes, 7.25%, 2004                                                                         3,150,000                3,118,286

                                                                                                                       3,619,383

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.5%
Electric Lightwave,
   Notes, 6.05%, 2004                                                                         3,000,000  (a)           2,895,000

U.S. West Capital Funding,
   Gtd. Notes, 6.125%, 2002                                                                   2,400,000                2,350,718

                                                                                                                       5,245,718

U.S. GOVERNMENT--2.6%
U.S. Treasury Notes,
   5.25%, 5/15/2004                                                                           9,500,000                9,287,295

U.S. GOVERNMENT AGENCY--1.6%
Federal National Mortgage Association,
   5.625%, 5/14/2004                                                                          6,000,000                5,802,876

U.S. GOVERNMENT AGENCY/MORTGAGE BACKED--14.0%
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC
  (Interest Only Obligation):
      Ser. 1547, Cl. B, 7%, 2/15/2022                                                         6,474,821  (d)           1,153,230
      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                        2,484,066  (d)             492,938
      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                       15,699,084  (d)           3,022,074
      Ser. 2047, Cl. PJ, 7%, 2/15/2028                                                        3,000,000  (d)           1,144,688

Federal National Mortgage Association,
  REMIC Trust, Gtd. Pass-Through Ctfs.
  (Interest Only Obligation):
      Ser. 1997-56 Cl. PM, 7%, 6/18/2026                                                      3,000,000  (d)             809,490
      Ser. 1997-60 Cl. PJ, 7%, 9/18/2027                                                      3,000,000  (d)           1,198,594

Government National Mortgage Association I:
   6.5%, 4/15/2029                                                                            5,000,000  (e)           4,748,400
   7%, 12/15/2023                                                                             5,787,285                5,649,837
   8%, 9/15/2008                                                                              3,686,019                3,770,097

Government National Mortgage Association II,
  Adjustable Rate Mortgage:
      5%, 8/20/2029                                                                          12,500,000  (e)          12,316,375
      5.5%, 9/20/2029                                                                        16,000,000  (e)          15,754,880

                                                                                                                      50,060,603

UTILITIES--4.2%
Niagara Mohawk Power, Ser. E,
   Sr. Notes, 7.375%, 2003                                                                   15,000,000                15,035,685

YANKEE--6.2%
Korea Development Bank:
   Bonds, 6.625%, 2003                                                                       13,000,000                12,304,500
   Notes, 6.5%, 2002                                                                         10,400,000                 9,981,920

                                                                                                                       22,286,420

TOTAL BONDS AND NOTES
   (cost $390,861,776)                                                                                                381,856,332






PREFERRED STOCKS--2.7%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING;

Paxson Communications,
   Cum., $1,325                                                                                     564                5,076,000
Spanish Broadcasting System,
   Ser. A, Cum., $142.50                                                                          4,285                4,670,650

TOTAL PREFERRED STOCKS
   (cost $9,947,950)                                                                                                   9,746,650
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.8%                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--.8%
Dow Chemical,
   5.1%, 8/2/1999                                                                             2,690,000                2,689,619

U.S. TREASURY BILLS--.0%
   4.22%, 8/19/1999                                                                              35,000  (f)              34,918
   4.5%, 9/16/1999                                                                               50,000  (f)              49,699
   4.53%, 10/14/1999                                                                             50,000  (f)              49,533

                                                                                                                         134,150


TOTAL SHORT-TERM INVESTMENTS
   (cost $2,823,792)                                                                                                   2,823,769
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $403,633,518)                                                            110.0%              394,426,751

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (10.0%)             (35,982,312)

NET ASSETS                                                                                       100.0%              358,444,439


(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 1999,
     THESE SECURITIES AMOUNTED TO $103,198,457 OR 28.8% OF NET ASSETS.
(B)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.
(C)  WITH WARRANTS TO PURCHASE COMMON STOCK.
(D)  NOTIONAL FACE AMOUNT SHOWN.
(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.
(F)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

July 31, 1999


                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts             Contracts ($)             Expiration             at 7/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL FUTURES SHORT


U.S. Treasury 5 year Notes                        118                12,788,250          September '99                    48,266

U.S. Treasury 10 year Notes                        30                 3,309,375          September '99                    62,109

U.S. Treasury 30 year Bonds                         3                   344,906          September '99                     8,273

                                                                                                                         118,648


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999


                                                                                                              Cost         Value
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments                                                   403,633,518  394,426,751

Cash                                                                                                                       173,738

Interest receivable                                                                                                      3,651,286

Receivable for shares of Common Stock subscribed                                                                            39,200

Receivable for futures variation margin--Note 4(a)                                                                          14,627

Prepaid expenses and other assets                                                                                           20,163


                                                                                                                       398,325,765
-----------------------------------------------------------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                              176,015

Due to Distributor                                                                                                          61,006

Payable for investment securities purchased                                                                             39,010,693

Payable for shares of Common Stock redeemed                                                                                565,311

Interest payable--Note 2                                                                                                       163

Accrued expenses                                                                                                            68,138


                                                                                                                        39,881,326
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                         358,444,439
-----------------------------------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                        383,511,023

Accumulated undistributed investment income--net                                                                           208,136

Accumulated net realized gain (loss) on investments and financial futures
                                                                                                                       (16,186,601)
Accumulated net unrealized appreciation (depreciation) on investments

     (including $118,648 net unrealized appreciation on financial futures)--Note 4(b)                                   (9,088,119)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          358,444,439
-----------------------------------------------------------------------------------------------------------------------------------


SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)                                                         30,826,346

NET ASSET VALUE, offering and redemption price per share ($)                                                                 11.63

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended July 31, 1999


-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                                                               25,208,059

Cash dividends                                                                                                          1,142,096

TOTAL INCOME                                                                                                           26,350,155

EXPENSES:

Management fee--Note 3(a)                                                                                               1,776,946

Shareholder servicing costs--Note 3(b)                                                                                  1,082,736

Registration fees                                                                                                          82,297

Professional fees                                                                                                          45,725

Prospectus and shareholders' reports                                                                                       36,488

Directors' fees and expenses--Note 3(c)                                                                                    27,485

Custodian fees--Note 3(b)                                                                                                  27,221

Interest expense--Note 2                                                                                                   15,112

Miscellaneous                                                                                                              11,750

TOTAL EXPENSES                                                                                                          3,105,760

INVESTMENT INCOME--NET                                                                                                 23,244,395
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                                                                (5,725,107)

Net realized gain (loss) on financial futures                                                                            (866,081)

NET REALIZED GAIN (LOSS)                                                                                               (6,591,188)

Net unrealized appreciation (depreciation) on investments
   (including $267,086 net unrealized appreciation on financial futures)                                              (8,251,040)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               (14,842,228)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    8,402,167


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended July 31,
                                                                                     -----------------------------------------
                                                                                      1999                             1998
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                              23,244,395                        21,700,737

Net realized gain (loss) on investments                                            (6,591,188)                         5,313,929


Net unrealized appreciation (depreciation)
   on investments                                                                  (8,251,040)                       (3,579,898)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        8,402,167                         23,434,768
-----------------------------------------------------------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                            (23,537,455)                      (21,330,080)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                                     196,523,280                        213,054,516

Dividends reinvested                                                               18,793,560                         18,595,594

Cost of shares redeemed                                                         (200,463,317)                       (154,170,131)


INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                     14,853,523                           77,479,979

TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (281,765)                           79,584,667
-----------------------------------------------------------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                                                              358,726,204                          279,141,537

END OF PERIOD                                                                    358,444,439                          358,726,204

Undistributed investment income--net                                                 208,136                              789,612
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                                       16,682,542                           17,595,243

Shares issued for dividends reinvested                                             1,602,380                            1,537,622

Shares redeemed                                                                 (17,062,762)                          (12,738,692)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                      1,222,160                            6,394,173

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended July 31,
                                                                            --------------------------------------------
                                                                    1999          1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):


Net asset value, beginning of period                            12.12          12.03          11.86          11.89         11.94

Investment Operations:

Investment income--net                                            .76            .84           .86             .78           .85

Net realized and unrealized
   gain (loss) on investments                                   (.47)            .08           .17            (.04)         (.05)

Total from Investment Operations                                 .29             .92          1.03             .74           .80

   Distributions:

Dividends from investment income--net                           (.78)           (.83)          (.86)          (.77)         (.85)

Net asset value, end of period                                 11.63           12.12          12.03          11.86         11.89
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                2.52            7.92           8.95           6.42          7.05
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        .87             .87             .80            .80           .61

Ratio of interest expense to
   average net assets                                           .00  (a)       .02              .02             --            --

Ratio of net investment income
   to average net assets                                      6.54            7.01             7.28           6.52          7.26

Decrease reflected in above expense ratios
   due to undertakings by the Manager                         --               .00(a)           .11            .14           .34

Portfolio Turnover Rate                                    204.98           185.77           292.99          291.35       511.62
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     358,444          358,726          279,142         189,693      210,524

(A) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term Income Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which
include   consideration   of:   yields   or   prices  of  securities

                                           The  Fund
of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,257 during the period ended July 31, 1999 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $11,526,000
available    for    Federal    income    tax    purposes    to    be    applied
against future net securities profits, if any, realized subsequent to July 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through July 31, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, $5,447,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004, $1,314,000 expires in fiscal 2005 and $1,818,000 expires in fiscal 2007.

During the period ended July 31, 1999, the fund reclassified $288,416 between accumulated undistributed investment income-net and accumulated net realized gain (loss) on investments. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended July 31, 1999 was approximately $281,500, with a related weighted average annualized interest rate of 5.37%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .20 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

                                           The Fund
and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1999, the fund was charged $710,779 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 1999, the fund was charged $222,212 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 1999, the fund was charged $27,221 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities and financial futures, during the period ended July 31, 1999 amounted to $756,096,746 and $699,430,659, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1999 are set forth in the Statement of Financial Futures.

(b) At July 31, 1999, accumulated net unrealized depreciation on investments and financial futures was $9,088,119, consisting of $1,313,136 gross unrealized appreciation and $10,401,255 gross unrealized depreciation.

At July 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held as of July 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                   [Ernst & Young LLP] Signature logo


New York, New York
September 7, 1999

NOTES

                        For More Information

                        Dreyfus
                        Short Term Income Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  083AR997